                                                           Exhibit 1

                                    AGREEMENT

         Pursuant to Rule 13d-1-(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Apropos Technology, Inc.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated:   February 12, 2001         ARCH VENTURE FUND II, L.P.

                                  By: ARCH Management Partners II, L.P.
                                      its General Partner

                                      By: ARCH Venture Partners, L.P.
                                          its General Partner

                                          By: ARCH Venture Corporation
                                              its General Partner

                                              By:           *
                                                  ------------------------
                                                  Steven Lazarus
                                                  Managing Director

                                  ARCH II PARALLEL FUND, L.P.

                                  By: ARCH Management Partners II, L.P.
                                      its General Partner

                                      By: ARCH Venture Partners, L.P.
                                          its General Partner

                                          By: ARCH Venture Corporation
                                              its General Partner

                                              By:           *
                                                  ------------------------
                                                  Steven Lazarus
                                                  Managing Director






                                                         Page 19 of 24 Pages

                                ARCH MANAGEMENT PARTNERS II, L.P.

                                By:  ARCH Venture Partners, L.P.
                                     its General Partner

                                     By: ARCH Venture Corporation
                                         its General Partner

                                         By:             *
                                             ----------------------
                                             Steven Lazarus
                                             Managing Director

                                ARCH VENTURE PARTNERS, L.P.

                                By: ARCH Venture Corporation
                                    its General Partner

                                    By:            *
                                        ----------------------
                                        Steven Lazarus
                                        Managing Director

                                ARCH VENTURE CORPORATION

                                By:         *
                                    ---------------------------
                                    Steven Lazarus
                                    Managing Director

                                ARCH VENTURE FUND III, L.P.

                                By: ARCH Venture Partners, L.L.C.
                                    its General Partner


                                    By:           *
                                        ----------------------
                                        Steven Lazarus
                                        Managing Director

                                ARCH VENTURE PARTNERS, L.L.C.

                                    By:           *
                                        ----------------------
                                        Steven Lazarus
                                        Managing Director









                                                         Page  20  of  24  Pages

                                                    *
                                      -------------------------------
                                        Steven Lazarus

                                                    *
                                      -------------------------------
                                        Keith Crandell

                                                    *
                                      -------------------------------
                                        Robert Nelsen

                                                    *
                                      -------------------------------
                                        Clinton Bybee

                                              * By: /s/ Mark McDonnell
                                                    --------------------------
                                                    Mark McDonnell as Attorney
                                                    -in-Fact


This Agreement was executed by Mark McDonnell pursuant to Powers of Attorney attached hereto as Exhibit 2 and incorporated herein by reference.












                                                         Page  21  of  24  Pages